Exhibit 99.1

RingCentral Announces Second Quarter 2016 Results

Software Subscriptions Revenue up 34%

RingCentral Office® ARR up 42%

GAAP Software Subscriptions Gross Margin of 79%; Non-GAAP 80%

Belmont, Calif. – August 3, 2016 – RingCentral, Inc. (NYSE: RNG), a leading provider of cloud business communications and collaboration solutions, today announced financial results for the second quarter ended June 30, 2016.

Second Quarter Financial Highlights

•	Software subscriptions revenue grew 34% year-over-year to $86.1 million; total revenue was $91.8 million.

•	RingCentral Office® annualized exit monthly recurring software subscriptions (ARR) grew 42% year-over-year to $291.9 million.

•	Total annualized exit monthly recurring software subscriptions (ARR) grew 33% year-over-year to $364.0 million.

•	GAAP software subscriptions gross margin was 78.9% up 4.5 points year-over-year while Non-GAAP software subscriptions gross margin was 80.0%, up 5 points year-over-year.

•	GAAP operating margin was (6.9%) while Non-GAAP operating margin was 1.9%, both representing improvements of approximately 7 points year-over-year.

•	Net monthly subscriptions dollar retention: RingCentral Office® over 100% and overall subscriptions over 99%.

“We had an outstanding second quarter that reflects the continued traction we are seeing across all of our growth drivers,” said Vlad Shmunis, RingCentral’s Chairman and CEO. “We believe we are ahead of our peers in terms of product innovation, partnerships, and integrations and we will continue to invest to maintain that lead. With our differentiated solutions and a large, underpenetrated market ahead of us, I am confident in our ability to grow revenues to $1 billion in the next 4-5 years.”

Financial Results for the Second Quarter 2016

•	Revenue: Total revenue was $91.8 million for the second quarter of 2016, up from $70.7 million in the second quarter of 2015. Software subscriptions revenue was $86.1 million for the second quarter of 2016, up from $64.4 million in the second quarter of 2015.

•	Pro Forma Revenue Comparison: Total revenue of $91.8 million in the second quarter of 2016, up from $68.6 million in the second quarter of 2015, representing 34% growth, adjusting for the agency model on a comparable basis.

•	Net Income (Loss) Per Share: GAAP net income (loss) per share was ($0.11) for the second quarter of 2016 compared with ($0.12) for the second quarter of 2015. Non-GAAP net income (loss) per diluted share was $0.02 for the second quarter of 2016, compared with ($0.06) per diluted share for the second quarter of 2015.

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•	Balance Sheet: Total cash and short-term investments at the end of the second quarter of 2016 was $147.8 million, compared with $137.6 million at the end of the fourth quarter of 2015.

Pro Forma1 Financial Results Comparison

RingCentral’s transition of direct phone sales to an agency model was completed in the second quarter of 2016 and reported revenues reflect the new business model. During the transition, the decision was made to exclude RingCentral’s carrier partners’ phone sales from the agency model, as the billing relationships to these customers are through the carriers. To provide the appropriate full year-over-year comparisons, pro forma adjustments to certain financial metrics for 2015 and first quarter of 2016 can be found in Table 6, which includes a reconciliation to the corresponding GAAP measures.

Second Quarter 2016 and Recent Business Highlights

•	Announced the release of a new RingCentral Office Google Apps Edition to allow businesses to transition all of their business productivity and communication needs to the cloud.

•	Made a number of key strategic hires to expand our enterprise go-to-market efforts, including the appointment of a new CMO, VP of enterprise, VP of customer success, and head of professional services.

•	Expanded the worldwide footprint of our Global Office solution, adding 12 countries during the quarter, bringing the total to 24 countries with true local dialing capabilities and the adoption of Global Office by more than 200 multinational customers. In total, RingCentral users are located in over 140 countries around the world.

•	Announced Box, Inc as a new customer. Box selected RingCentral Office because it reduced their operational challenges of managing multiple single point solutions and cut their legacy communications and conferencing costs by 80%.

•	Continued to drive channel program success with 5-star rating recognition by CRN (Channel Reseller News), and the addition of new master agent relationships with Telarus, TBI, and Avant.

•	Announced RingCentral Rooms, a new cloud software solution for room video conferencing, that enables businesses overcome the pain points of fixed, costly hardware based systems.

Conference Call Details:

•	What: RingCentral financial results for the second quarter of 2016 and outlook for the third quarter and full year of 2016.

•	When: Wednesday, August 3, 2016 at 1:30PM PT (4:30PM ET).

•	Dial in: To access the call in the United States, please dial (877) 705-6003, and for international callers dial (201) 493-6725. Callers may provide confirmation number 13641081 to access the call more quickly, and are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.

•	Webcast: http://ir.ringcentral.com/ (live and replay).

•	Replay: A replay of the call will be available via telephone for seven days, beginning two hours after the call. To listen to the telephone replay in the U.S., please dial (877) 870-5176 from the United States or (858) 384-5517 internationally with recording access code 13641081.

[1]	In 1Q16 RingCentral transitioned direct phone sales to an agency model, in which RingCentral receives a commission for phone sales instead of separately recognizing the full sale price and cost of the product. RingCentral is providing supplemental information on a pro forma basis to provide a clear comparison of the Company’s results with prior periods as-if the Company had transitioned phone sales to the new agency model on January 1, 2015. Carrier phone sales will remain under the direct phone sales model.

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About RingCentral

RingCentral, Inc. (NYSE: RNG) is a leading provider of cloud-based business communications and collaboration solutions. RingCentral’s cloud solution is easier to manage, and more flexible and cost-efficient than legacy on-premises communications systems. It meets the needs of modern distributed and mobile workforces spanning SMB to Enterprises globally. RingCentral, Business Communications Made Simple. RingCentral is headquartered in Belmont, California. RingCentral and the RingCentral logo are registered trademarks of RingCentral, Inc.

Forward-Looking Statements

This press release contains “forward-looking statements”, including statements regarding our expectations regarding future financial results including our future revenues, our expectations regarding the traction of our growth drivers, our leadership position, and our planned investments. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are: our ability to grow at our expected rate of growth; our ability to add and retain larger and enterprise customers and enter new geographies and markets; our ability to continue to release, and gain customer acceptance of, new and improved versions of our services; our ability to compete successfully against existing and new competitors; our ability to enter into and maintain relationships with carriers and other resellers; our ability to manage our expenses and growth; and general market, political, economic, and business conditions, as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our Form 10-Q for the quarter ended March 31, 2016, filed with the Securities and Exchange Commission; and in other filings we make with the Securities and Exchange Commission from time to time.

All forward-looking statements in this press release are based on information available to RingCentral as of the date hereof, and we undertake no obligation to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

Non-GAAP Financial Measures

Our reported financial results include certain Non-GAAP financial measures, including Non-GAAP operating income (loss), Non-GAAP operating margin, and Non-GAAP net income (loss) per share. Non-GAAP operating income (loss) is defined as operating income (loss) excluding share-based compensation, acquisition related matters, and amortization of acquisition intangibles. Non-GAAP operating margin is defined as Non-GAAP operating income (loss) divided by total GAAP revenue. Non-GAAP net income (loss) is defined as net income (loss) excluding share-based compensation, acquisition related matters, amortization of acquisition intangibles, tax benefit for release of valuation allowance, and intercompany remeasurement gains or losses.

We have included Non-GAAP operating income (loss), Non-GAAP operating margin, and Non-GAAP net income (loss) per share in this press release because they are key measures used by us to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short and long-term operational plans. In particular, the exclusion of certain expenses in calculating Non-GAAP operating income (loss), Non-GAAP operating margin, and Non-GAAP net income (loss) per share can provide a useful measure for period-to-period comparisons of our core business.

Although Non-GAAP operating income (loss), Non-GAAP operating margin, and Non-GAAP net income (loss) per share are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered alongside other financial performance measures.

Our reported results also include our total annualized exit monthly recurring subscriptions, RingCentral Office® annualized exit monthly recurring subscriptions, and net monthly subscriptions dollar retention. We define our total annualized exit monthly recurring subscriptions as our total monthly recurring subscriptions multiplied by 12. Our total

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monthly recurring subscriptions equal the monthly value of all customer subscriptions in effect at the end of a given month. We believe this metric is a leading indicator of our anticipated subscriptions revenue. We calculate our RingCentral Office® annualized exit monthly recurring subscriptions in the same manner as we calculate our total annualized exit monthly recurring subscriptions, except that only customer subscriptions from RingCentral Office® customers are included when determining monthly recurring subscriptions for the purposes of calculating this key business metric. We define Dollar Net Change as the quotient of (i) the difference of our Monthly Recurring Subscriptions at the end of a period minus our Monthly Recurring Subscriptions at the beginning of a period minus our Monthly Recurring Subscriptions at the end of the period from new customers we added during the period, (ii) all divided by the number of months in the period. We define our Average Monthly Recurring Subscriptions as the average of the Monthly Recurring Subscriptions at the beginning and end of the measurement period.

Investor Relations Contact:

Darren Yip, RingCentral

(650) 641-2220

ir@RingCentral.com

Media Contact:

Jennifer Caukin, RingCentral

650-561-6348

Jennifer.caukin@ringcentral.com

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TABLE 1

RINGCENTRAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands)

	June 30, 2016	December 31, 2015
Assets
Current assets
Cash and cash equivalents	$147,791	$137,588
Accounts receivable, net	24,170	19,163
Inventory	122	2,317
Prepaid expenses and other current assets	14,624	11,978

Total current assets	186,707	171,046
Property and equipment, net	29,103	28,160
Goodwill	9,393	9,393
Acquired intangibles, net	2,755	3,266
Other assets	3,237	2,948

Total assets	$231,195	$214,813

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$2,016	$5,196
Accrued liabilities	44,705	34,702
Current portion of capital lease obligation	273	269
Current portion of long-term debt	3,750	3,750
Deferred revenue	42,105	36,657

Total current liabilities	92,849	80,574
Long-term debt	12,965	14,840
Sales tax liability	3,527	3,670
Capital lease obligation	—	181
Other long-term liabilities	3,939	5,416

Total liabilities	113,280	104,681
Stockholders’ equity
Common stock	7	7
Additional paid-in capital	340,283	319,792
Accumulated other comprehensive income	2,203	527
Accumulated deficit	(224,578)	(210,194)

Total stockholders’ equity	117,915	110,132

Total liabilities and stockholders’ equity	$231,195	$214,813

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TABLE 2

RINGCENTRAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Revenues
Software subscriptions	$86,067	$64,441	$166,045	$124,392
Other	5,777	6,250	12,337	11,617

Total revenues	91,844	70,691	178,382	136,009

Cost of revenues
Software subscriptions	18,173	16,505	34,896	32,419
Other	4,191	5,024	9,208	9,657

Total cost of revenues	22,364	21,529	44,104	42,076

Gross profit	69,480	49,162	134,278	93,933
Operating expenses
Research and development	16,681	12,297	31,607	24,137
Sales and marketing	45,662	34,626	87,490	66,595
General and administrative	13,441	11,778	27,465	22,309

Total operating expenses	75,784	58,701	146,562	113,041

Loss from operations	(6,304)	(9,539)	(12,284)	(19,108)
Other income (expense), net
Interest expense	(193)	(279)	(409)	(682)
Other income (expense), net	(1,217)	238	(1,584)	(318)

Other income (expense), net	(1,410)	(41)	(1,993)	(1,000)

Loss before provision (benefit) for income taxes	(7,714)	(9,580)	(14,277)	(20,108)
Provision (benefit) for income taxes	57	(1,369)	107	(1,286)

Net loss	$(7,771)	$(8,211)	$(14,384)	$(18,822)

Net loss per common share
Basic and diluted	$(0.11)	$(0.12)	$(0.20)	$(0.27)

Weighted-average number of shares used in computing net loss per share
Basic and diluted	72,649	69,487	72,380	69,124

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TABLE 3

RINGCENTRAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Six Months Ended
	June 30,
	2016	2015
Cash flows from operating activities
Net loss	$(14,384)	$(18,822)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,953	6,529
Share-based compensation	14,214	10,038
Foreign currency remeasurement loss	1,708	80
Tax benefit from release of valuation allowance	—	(1,411)
Non-cash interest expense and other expenses related to debt	—	119
Net accretion of discount and amortization of premium on available-for-sale securities	—	402
Provision for bad debt	388	130
Deferred income taxes	(4)	12
Others	113	128
Changes in assets and liabilities:
Accounts receivable	(5,395)	(4,721)
Inventory	2,195	(661)
Prepaid expenses and other current assets	(2,647)	(1,976)
Other assets	131	279
Accounts payable	(3,911)	1,338
Accrued liabilities	11,492	3,105
Deferred revenue	5,448	5,440
Other liabilities	(1,620)	374

Net cash provided by operating activities	14,681	383

Cash flows from investing activities
Purchases of property and equipment	(6,056)	(7,716)
Capitalized internal-use software	(961)	(610)
Cash paid in business combination, net of cash acquired	—	(4,670)
Proceeds from the maturity of available-for-sale securities	—	16,260
Proceeds from the maturity of restricted investments	—	100

Net cash provided by (used in) investing activities	(7,017)	3,364

Cash flows from financing activities
Proceeds from issuance of stock in connection with stock plans	6,168	8,511
Payment of holdback from Glip acquisition	(1,500)	—
Repayment of debt	(1,875)	(4,267)
Repayment of capital lease obligations	(177)	(426)

Net cash provided by financing activities	2,616	3,818

Effect of exchange rate changes on cash and cash equivalents	(77)	42
Net increase in cash and cash equivalents	10,203	7,607
Cash and cash equivalents
Beginning of period	137,588	113,182

End of period	$147,791	$120,789

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TABLE 4

RINGCENTRAL, INC.

RECONCILIATION OF OPERATING INCOME (LOSS)

GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Revenues
Software subscriptions	$86,067	$64,441	$166,045	$124,392
Other	5,777	6,250	12,337	11,617

Total revenues	91,844	70,691	178,382	136,009

Cost of revenues reconciliation
GAAP Software subscriptions cost of revenues	18,173	16,505	34,896	32,419
Stock-based compensation	(781)	(476)	(1,415)	(933)
Amortization of acquisition intangibles	(151)	—	(301)	—

Non-GAAP Software subscriptions cost of revenues	17,241	16,029	33,180	31,486

GAAP Other cost of revenues	4,191	5,024	9,208	9,657
Stock-based compensation	(32)	—	(51)	—

Non-GAAP Other cost of revenues	4,159	5,024	9,157	9,657

Gross profit and gross margin reconciliation
Non-GAAP Subscriptions	80.0%	75.1%	80.0%	74.7%
Non-GAAP Other	28.0%	19.6%	25.8%	16.9%
Non-GAAP Gross profit	76.7%	70.2%	76.3%	69.7%
Operating expenses reconciliation
GAAP Research and development	16,681	12,297	31,607	24,137
Stock-based compensation	(1,857)	(1,281)	(3,494)	(2,394)
Amortization of acquisition intangibles	—	(73)	—	(73)
Acquisition related matters	(242)	—	(483)	—

Non-GAAP Research and development	14,582	10,943	27,630	21,670

As a % of total revenues non-GAAP	15.9%	15.5%	15.5%	15.9%
GAAP Sales and marketing	45,662	34,626	87,490	66,595
Stock-based compensation	(2,578)	(1,692)	(4,767)	(3,536)
Amortization of acquisition intangibles	(105)	—	(210)	—

Non-GAAP Sales and marketing	42,979	32,934	82,513	63,059

As a % of total revenues non-GAAP	46.8%	46.6%	46.3%	46.4%
GAAP General and administrative	13,441	11,778	27,465	22,309
Stock-based compensation	(2,231)	(1,842)	(4,487)	(3,175)
Acquisition related matters	(47)	(747)	(59)	(747)

Non-GAAP General and administrative	11,163	9,189	22,919	18,387

As a % of total revenues non-GAAP	12.2%	13.0%	12.8%	13.5%

Income (loss) from operations reconciliation
GAAP loss from operations	(6,304)	(9,539)	(12,284)	(19,108)
Stock-based compensation	7,479	5,291	14,214	10,038
Amortization of acquisition intangibles	256	73	511	73
Acquisition related matters	289	747	542	747

Non-GAAP Income (loss) from operations	1,720	(3,428)	2,983	(8,250)

Non-GAAP Operating margin	1.9%	-4.8%	1.7%	-6.1%

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TABLE 5

RINGCENTRAL, INC.

RECONCILIATION OF NET INCOME (LOSS)

GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Net Income (loss) reconciliation
GAAP Net loss	(7,771)	(8,211)	(14,384)	(18,822)
Stock-based compensation	7,479	5,291	14,214	10,038
Amortization of acquisition intangibles	256	73	511	73
Acquisition related matters	289	747	542	747
Intercompany remeasurement loss (gain)	1,258	(489)	1,596	75
Tax benefit from release of valuation allowance	—	(1,411)	—	(1,411)

Non-GAAP Net income (loss)	$1,511	$(4,000)	$2,479	$(9,300)

Basic and diluted net income (loss) per share
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per share	72,649	69,487	72,380	69,124
Effect of dilutive securities (stock options and restricted stock awards)	3,148	—	3,128	—

Non-GAAP weighted average shares used in computing non-GAAP net income per share	75,797	69,487	75,508	69,124

GAAP Net loss per share	$(0.11)	$(0.12)	$(0.20)	$(0.27)

Non-GAAP Net income (loss) per share	$0.02	$(0.06)	$0.03	$(0.13)

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TABLE 6

RINGCENTRAL, INC.

PRO FORMA2 STATEMENT OF GROSS MARGIN UNDER AGENCY MODEL

(Unaudited, in thousands)

	2015				2016		2Q16
	1Q	2Q	3Q	4Q	1Q	2Q	Q/Q	Y/Y
GAAP Software subscription revenue	$59,951	$64,441	$70,321	$76,532	$79,978	$86,067	8%	34%
GAAP Other revenue	$5,367	$6,250	$6,459	$6,907	$6,560	$5,777
Revised Agency Model adjustment	(2,222)	(2,101)	(2,278)	(2,597)	(1,436)	—

Pro forma other revenue	$3,145	$4,149	$4,181	$4,310	$5,124	$5,777	13%	39%

Total pro forma revenue	$63,096	$68,590	$74,502	$80,842	$85,102	$91,844	8%	34%

GAAP Software subscription cost of revenue	$15,914	$16,505	$17,084	$16,851	$16,723	$18,173
Stock-based compensation	(457)	(476)	(535)	(586)	(634)	(781)
Amortization of acquisition intangibles	—	—	—	—	(151)	(151)

Non-GAAP Software subscriptions cost of revenue	$15,457	$16,029	$16,549	$16,265	$15,938	$17,241
GAAP Other cost of revenue	$4,633	$5,024	$5,249	$6,011	$5,017	$4,191
Stock-based compensation	—	—	—	—	(19)	(32)

Non-GAAP Other cost of revenue	$4,633	$5,024	$5,249	$6,011	$4,998	$4,159
Revised Agency Model adjustment	(2,222)	(2,101)	(2,278)	(2,597)	(1,436)	—

Pro forma other cost of revenue	$2,411	$2,923	$2,971	$3,414	$3,562	$4,159

Total pro forma cost of revenue	$17,868	$18,952	$19,520	$19,679	$19,500	$21,400	10%	13%

Pro forma software subscriptions revenue gross profit	$44,494	$48,412	$53,772	$60,267	$64,040	$68,826	7%	42%
Pro forma other revenue gross profit	734	1,226	1,210	896	1,562	1,618	4%	32%

Total pro forma gross profit	$45,228	$49,638	$54,982	$61,163	$65,602	$70,444	7%	42%

Pro forma software subscriptions revenue gross margin	74%	75%	76%	79%	80%	80%
Pro forma other revenue gross margin	23%	30%	29%	21%	30%	28%
Total pro forma gross margin	72%	72%	74%	76%	77%	77%

[2]	In 1Q16 RingCentral transitioned direct phone sales to an agency model, in which RingCentral receives a commission for phone sales instead of separately recognizing the full sale price and cost of the product. RingCentral is providing supplemental information on a pro forma basis to provide a clear comparison of the Company’s results with prior periods as-if the Company had transitioned phone sales to the new agency model on January 1, 2015. Carrier phone sales will remain under the direct phone sales model.

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